UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020 (March 2, 2020)

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 Series A Preferred Stock Purchase Rights, $0.001 par value	MYOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2020, MYOS RENS Technology Inc. (the “Company”) entered into securities purchase agreements (collectively, the “Agreement”) with a group of accredited investors (the “Investors”) providing for the issuance and sale by the Company of shares of the Company’s common stock, $0.001 par value, at a purchase price of $1.21 per share, the closing price of the common stock on the Nasdaq Capital Market on such date (the “Private Placement”).  In the Private Placement, the Company issued 1,533,058 shares of common stock to the Investors, including four members of the Company’s board of directors, for aggregate gross proceeds of $1,855,000, which includes the conversion of $825,000 of the principal amount of a promissory note previously issued by the Company to its chief executive officer. The Company intends to use the net proceeds from the Private Placement primarily for working capital, research and development and other general corporate purposes. The closing of the Private Placement occurred on March 5, 2020.

The Agreement provides that the Company will use its commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission within 45 days from the closing of the Private Placement with respect to the re-sale of the shares issued in the Private Placement and will use its commercially reasonable efforts to obtain effectiveness of the registration statement within 90 days of the closing of the Private Placement. The Agreement also contains customary representations and warranties by the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, filed hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities issued in the Private Placement as described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and such issuances were made pursuant to the exemptions from registration provided by Section 4 (a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, dated March 2, 2020, by and between the Company and each of the Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY, INC.

Dated: March 6, 2020	By:	/s/ Joseph Mannello
	Name:	Joseph Mannello
	Title:	Chief Executive Officer

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